UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 26, 2009

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Coastal Banking Company, Inc.

(Exact name of registrant as specified in its charter)

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South Carolina	000-28333	58-2455445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina 29907

(Address of principal executive offices) (Zip Code)

(843) 522-1228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement

On August 26, 2009, CBC National Bank (the “Bank”), the wholly owned banking subsidiary of Coastal Banking Company, Inc. (the “Company”), entered a formal agreement (the “Agreement”) with the Comptroller of the Currency (the “OCC”).

The Agreement is based on the findings of the OCC during an examination conducted as of March 30, 2009 (the “Examination”). Since the completion of the Examination, the Board of Directors and the Bank have aggressively taken steps to address the findings of the Examination. The Bank has taken an active role in working with the OCC to improve the condition of the Bank and has addressed many of the items included in the Agreement.

Under the terms of the Agreement, the Bank will prepare and submit written plans and/or reports to the regulators that address the following items: strengthening the Bank’s credit underwriting practices; improving loan portfolio management; maintaining adequate staff in all credit related functional areas; continuing to strengthen collection procedures; creating an action plan to identify, measure, monitor and manage commercial real estate concentration risk; continuing to protect the Bank’s interest in criticized assets; revising and implementing a profitability plan and comprehensive budget to improve and sustain the Bank’s earnings; limiting the Bank’s level of brokered deposits to no more than ten percent of total deposits; and appointing a board compliance committee.

The Company and the Bank believe that the proactive steps that management and the Board of Directors have undertaken will help the Bank address the Agreement and the concerns leading to the Agreement.

The description of the Agreement above is qualified in its entirety by the actual Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

(c)	Exhibits

No.	Description
10.1	Formal Agreement with the Comptroller of the Currency, dated August 26, 2009

99.1	Press Release dated August 28, 2009

The information furnished in the attached press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

By:	/s/ PAUL R. GARRIGUES
Paul R. Garrigues Chief Financial Officer

Date: August 28, 2009

EXHIBIT INDEX

No.	Description
10.1	Formal Agreement with the Comptroller of the Currency, dated August 26, 2009

99.1	Press Release dated August 28, 2009